SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 15, 2004

PROVIDIAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12897	94-2933952
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 543-0404
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.                                                           Other Events.

In connection with the registrant’s Registration Statement on Form S-3 (File No. 333-55937) and the issuance on March 19, 2004 of the registrant’s 2-3/4% Convertible Cash to Accreting Senior Notes due March 15, 2016 (the “Notes”), the registrant is filing herewith the documents listed in Item 7 below and such documents are incorporated by reference into such Registration Statement.

Item 7.                                                           Exhibits.

1                                                                                          Underwriting Agreement dated March 15, 2004 between the registrant and Citigroup Global Markets, Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated.

4.1                                                                                 Fourth Supplemental Indenture dated as of March 19, 2004 between the registrant and J.P. Morgan Trust Company, National Association relating to the Notes.

4.2                                                                                 Form of Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDIAN FINANCIAL CORPORATION
(Registrant)

Date: March 19, 2004	By:	/s/ Anthony F. Vuoto
Anthony F. Vuoto
Vice Chairman and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1	Underwriting Agreement dated March 15, 2004 between the registrant and Citigroup Global Markets, Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated.

4.1	Fourth Supplemental Indenture dated as of March 19, 2004 between the registrant and J.P. Morgan Trust Company, National Association relating to the Notes.

4.2	Form of Note.